EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of Summit Financial Services Group, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Steven C. Jacobs, as Executive Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  the Report fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                 /s/ Steven C. Jacobs
                                                --------------------------------
                                                     Steven C. Jacobs
                                                     Executive Vice President
                                                     and Chief Financial Officer
                                                     March 29, 2004


A signed original of this written statement required by Section 906 has been provided to Summit Financial Services Group, Inc. and will be retained by Summit Brokerage Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.